Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ezra J. Green, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Fuse Science, Inc. on Form 10-Q/A for the fiscal period ended June 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Fuse Science, Inc.

Date: September 15, 2015

By:	/S/ EZRA J. GREEN
Name:	Ezra J. Green
Title:	Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)